                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

            INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              BRIDGE VIEW BANCORP.
             (Exact name of Registrant as Specified in Its Charter)

                       -----------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         ----------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
         ----------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
         ----------------------------------------------------

         (5) Total fee paid:
         ----------------------------------------------------

[ ] Fees paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         ----------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
         ----------------------------------------------------

         (3) Filing Party:
         ----------------------------------------------------

         (4) Date Filed:
         ----------------------------------------------------

                               BRIDGE VIEW BANCORP
                                457 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632

                                                              April 16, 2001


To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Bridge View Bancorp (the "Company"), the holding company for Bridge View Bank (the "Bank"), to be held on May 17, 2001 at 3:00 p.m. at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey 07631.

         At the Annual Meeting stockholders will be asked to consider and vote upon the following:

1. The re-election of three directors to the Company's Board of Directors each to serve for a term of three years;

2.       Approval of the Bridge View Bancorp 2001 Employee Stock Option Plan;
         and

3. Approval of the Bridge View Bancorp 2001 Stock Option Plan for Non-Employee Directors.

         The Board of Directors of the Company believes that the election of the nominees for director and the approval of the proposals being submitted are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each nominee for director and "FOR" each proposal set forth in the Proxy Statement.

         Your cooperation is appreciated since a majority of the Common Stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

                                        Very truly yours,



                                        Albert F. Buzzetti
                                        President and Chief Executive Officer

                               BRIDGE VIEW BANCORP
                                457 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 17, 2001

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Bridge View Bancorp (the "Company") will be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey 07631, on May 17, 2001, at 3:00 pm for the purpose of considering and voting upon the following matters:

         1. The election of Albert F. Buzzetti, Gerald A. Calabrese, Jr. and Glenn L. Creamer to serve on the Board of Directors of the Company, each for a term of three years and until his successor is elected and duly qualified;

         2.       Approval of the Bridge View Bancorp 2001 Employee Stock Option
                  Plan;

         3. Approval of the Bridge View Bancorp 2001 Stock Option Plan for Non-Employee Directors; and

         4.       Such other business as shall properly come before the Annual
                  Meeting.

         Stockholders of record at the close of business on April 10, 2001 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                                  By Order of the Board of Directors

                                  Albert F. Buzzetti
                                  President and Chief Executive Officer

                                  April 16, 2001



                    IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY

                               BRIDGE VIEW BANCORP
                                457 Sylvan Avenue

                       Englewood Cliffs, New Jersey 07632

                      ------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2001

                       -----------------------------------

                       GENERAL PROXY STATEMENT INFORMATION

     This Proxy Statement is being furnished to stockholders of Bridge View Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on May 17, 2001, at 3:00 p.m., at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey 07631 and at any adjournments thereof. The 2000 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2000, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about April 16, 2001.

Solicitation and Voting of Proxies

         Regardless of the number of shares of common stock owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the instructions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement; "FOR" approval of the Bridge View Bancorp 2001 Stock Option Plan; and "FOR" approval of the Bridge View Bancorp 2001 Stock Option Plan for Non-Employee Directors.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 457 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, Attn: Ms. Michele Albino. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefor.

         The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

         The securities which may be voted at the Annual Meeting consist of shares of common stock, no par value, of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on April 10, 2001, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 3,226,145 shares.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or abstentions. With regard to Proposals 2 and 3 for approval of the Bridge View Bancorp 2001 Stock Option Plan ("2001 Option Plan") and the Bridge View Bancorp 2001 Stock Option Plan for Non-Employee Directors ("2001 Directors' Plan"), respectively, the proxy card enables a stockholder to vote "FOR" or "AGAINST" such proposals, or to "ABSTAIN" from voting on such proposals. Proposals 2 and 3 will be approved by a majority of votes cast on the proposals, without regard to broker non-votes or abstentions.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and its Bylaws authorize a minimum of one and a maximum of twenty-five directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at eight (8).

         The Board of Directors is divided into three (3) classes, as nearly identical in number as the then total number of directors constituting the entire board permits, with the term of office of one class expiring each year. At each annual meeting of stockholders the successors to the class of directors whose term has expired is elected to hold office for a term expiring at the third succeeding annual meeting and until their successors have been duly elected and qualified.

         If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with respect to the Nominees

         The following table sets forth, the names of the nominees for election, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank.


-------------------------------------- --------------------------------------------- -------------- ------------------
Name, Age and Position                 Principal Occupations                         Director       Term Expires
with the Company                       During Past Five Years                        Since (1)
-------------------------------------- --------------------------------------------- -------------- ------------------

Albert F. Buzzetti, 61,                President and Chief Executive Officer of      1988           2001
President and Chief Executive          the Company
Officer, Director
-------------------------------------- --------------------------------------------- -------------- ------------------
Gerald A. Calabrese, Jr., 51,          President, Century 21, Calabrese Realty and   1988           2001
Director                               Chairman and Chief Executive Officer,
                                       Metropolitan Mortgage Company
-------------------------------------- --------------------------------------------- -------------- ------------------
Glenn L. Creamer, 48,                  Treasurer and Safety Director                 1988           2001
Director                               J. Fletcher Creamer & Son Inc.
                                       (Construction)
-------------------------------------- --------------------------------------------- -------------- ------------------


---------------
(1)     Includes prior service on Board of Directors of the Bank

Information with Respect to Directors

         The following table sets forth the names of the directors other than the nominees for election, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank.


-------------------------------------- ------------------------------------------------ -------------- ---------------
Name, Age and Position with the        Principal Occupations During the Past Five       Director       Term Expires
Company                                Years                                            Since (1)
-------------------------------------- ------------------------------------------------ -------------- ---------------
Bernard Mann, 71, Director             Director, Carolace Industries (Textiles)         1988           2002
-------------------------------------- ------------------------------------------------ -------------- ---------------
Jeremiah F. O'Connor, Jr., 44          General Manager, AtHome Medical, Inc.            1988           2002
Director                               (Supplier of Medical Equipment) and General
                                       Manager, Alliance Home Care
-------------------------------------- ------------------------------------------------ -------------- ---------------
Mark Metzger, 60,                      Managing Director, BEM Management, Inc.          1988           2003
Director                               (Equity Investment Fund)
-------------------------------------- ------------------------------------------------ -------------- ---------------
Joseph C. Parisi, 75,                  President and Chief Executive Officer,           1988           2003
Chairman of the Board                  Otterstedt Insurance Agency
-------------------------------------- ------------------------------------------------ -------------- ---------------
John A. Schepisi, 56, Vice Chairman    Senior Partner, Schepisi & McLaughlin,           1988           2003
                                       Attorneys at Law
-------------------------------------- ------------------------------------------------ -------------- ---------------

---------------
(1)     Includes prior service on Board of Directors of the Bank

         No director of the Company is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Board of Directors' Meetings

         Pursuant to the New Jersey Business Corporation Act and the Company's Bylaws, the Company's business and affairs are managed under the direction of the Board of Directors. The Board of Directors of the Company held 13 meetings during 2000. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require.

         All of the directors of the Company attended at least 75% of the total number of Board meetings held and committee meetings held during 2000.

Committees of the Board

         During 2000, the Board of Directors maintained an Audit Committee, Personnel Committee and a Stock Option Committee. The full Board of Directors acts as a Nominating Committee.

         Audit Committee. The Audit Committee of the Company and the Bank consisted during 2000 of Directors Bernard Mann (Chairman), Glenn L. Creamer, Joseph C. Parisi (ex officio), Mark Metzger, Jeremiah F. O'Connor and John A. Schepisi (ex officio).

                             Audit Committee Report

         The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's internal auditors, both whom have unrestricted access to the Audit Committee.

         All Directors who serve on the Audit Committee are "independent" for purposes of the American Stock Exchange listing standards. The Board has adopted a written charter for the Audit Committee setting for the audit related functions the Audit Committee is to perform. A copy of the Charter is attached as Exhibit A to this Proxy Statement.

         In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's officers and KPMG, LLP, our independent auditors. We have discussed with KPMG, LLP the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). We also have received the written disclosures and letters from KPMG, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with representatives of KPMG, LLP their independence.

         Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year 2000 for filing with the U.S. Securities and Exchange Commission.

Bernard Mann (Chairman)
Glenn L. Creamer
Mark Metzger
Jeremiah F. O'Connor
Joseph C. Parisi (ex officio)
John A. Schepisi (ex officio)

Personnel Committee. The Company maintains a Personnel Committee which sets the compensation for the executive officers of the Company and provides oversight on executive hiring. In 2000, the Committee consisted of Directors Jeremiah F. O'Connor, Jr. (Chairman), Gerald A. Calabrese, Jr., Glenn L. Creamer, Albert F. Buzzetti, Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio) and met two times.

Stock Option Committee. The Company maintains a Stock Option Committee which recommends granting of certain stock options form time to time and determines the exercise price at which such options may be granted. The Committee did not meet during 2000, as no options were granted during 2000. The Committee consists of Directors Bernard Mann (Chairman), Mark Metzger, Jeremiah F. O'Connor, Jr., Albert F. Buzzetti, Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio).


Compensation of Directors

Directors' Fees. Directors of the Company, other than full-time employees of the Company, received fees of $600 per Board meeting attended and $300 per committee meeting attended. For 2001 the fees will be $800 per Board meeting attended and $400 per committee meeting attended.

1994 Stock Option Plan for Non-Employee Directors. The Company maintains the 1994 Stock Option Plan for Non-Employee Directors (the "1994 Non-Employee Plan"). Under the 1994 Non-Employee Plan, 132,886 shares of Common Stock have been reserved for issuance. Non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the 1994 Non-Employee Plan. Under the 1994 Non-Employee Plan, each current non-employee member of the Board of Directors has received options to purchase 19,932 shares of Common Stock at exercise prices ranging from $3.47 to $3.74, 100% of the fair market value on the date such options were granted. No options remain available for grant under the 1994 Non-Employee Plan.

1998 Stock Option Plan for Non-Employee Directors. The Company maintains the 1998 Stock Option Plan for Non-Employee Directors (the "1998 Non-Employee Plan"). Under the 1998 Non-Employee Plan, 12,127 shares of Common Stock have been reserved for issuance. Non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the 1998 Non-Employee Plan. Under the 1998 Non-Employee Plan, each current non-employee member of the Board of Directors has received options to purchase 24,255 shares of Common Stock at an exercise price of $21.00, 100% of the fair market value on the date such options were granted. No options remain available for grant under the 1998 Non-Employee Plan.

In the event Proposal 3 is approved, non-employee Directors will participate in the 2001 Directors Plan.

Director Retirement Plan. Directors of the Company participate in the Director Retirement Plan, a deferred compensation plan funded in the form of whole-life insurance. The Company contributes $10,000 per Director to the Director Retirement Plan annually.

Stock Ownership of Management and Principal Stockholders

         The following table sets forth information concerning the beneficial ownership of the Common Stock, no par value, as of April 17, 2001, by (i) each person who is know by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and
(iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.


-------------------------------------------------- ------------------------------------ ------------------------------
Name and Address of                                Number of Shares                     Percent
Beneficial Owner(1)                                Beneficially Owned (2)               of Class
-------------------------------------------------- ------------------------------------ ------------------------------
Albert F. Buzzetti (3)                             112,605                              3.49%
-------------------------------------------------- ------------------------------------ ------------------------------
Gerald A. Calabrese, Jr. (4)                       143,674                              4.45%
-------------------------------------------------- ------------------------------------ ------------------------------
Glenn L. Creamer (5)                               72,959                               2.26%
-------------------------------------------------- ------------------------------------ ------------------------------
Bernard Mann (6)                                   176,180                              5.46%
-------------------------------------------------- ------------------------------------ ------------------------------
Mark Metzger (7)                                   182,251                              5.65%
-------------------------------------------------- ------------------------------------ ------------------------------
Jeremiah F. O'Connor (8)                           144,067                              4.47%
-------------------------------------------------- ------------------------------------ ------------------------------
Joseph C. Parisi (9)                               156,597                              4.85%
-------------------------------------------------- ------------------------------------ ------------------------------
John A. Schepisi(10)                               246,950                              7.65%
-------------------------------------------------- ------------------------------------ ------------------------------
Thomas W. Thomasma                                 3,731                                *
-------------------------------------------------- ------------------------------------ ------------------------------
Directors and Executive Officers                   1,239,014                            38.41%
as a Group (9 persons)(11)
-------------------------------------------------- ------------------------------------ ------------------------------

---------------
*     Ownership of less than 1%

(1) The address for all persons listed is c/o Bridge View Bancorp, 457 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

(2) Beneficially owned shares include shares over which the named person exercised either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, or (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

(3) Includes 2,220 shares owned by Mr. Buzzetti's wife. Mr. Buzzetti disclaims beneficial ownership of the shares owned by his wife and of shares owned by other family members. Includes an aggregate of 54,940 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty
(60) days.

(4) Includes 4,726 shares owned by Mr. Calabrese's minor children. Mr. Calabrese disclaims any beneficial ownership of shares owned by other family members who are not dependents. Includes an aggregate of 44,189 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(5) Mr. Creamer disclaims any beneficial ownership of shares owned by family members who are not dependents. Includes an aggregate of 44,189 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(6) Includes 45,441 shares owned by Mr. Mann's wife. Mr. Mann disclaims any beneficial ownership of shares owned by his wife as well as shares by other family members. Includes an aggregate of 44,189 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(7) Includes 1,854 shares owned by Mr. Metzger's wife and 1064 shares owned by the Metzger Family Partnership of which he is trustee. Mr. Metzger disclaims beneficial ownership of shares owned by his wife and of any other shares held by emancipated members of his family. Includes an aggregate of 44,189 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(8) Includes 7,337 shares owned by Mr. O'Connor's dependent children, and 17,531 shares held by the AtHome Medical Pension Plan. Mr. O'Connor disclaims beneficial ownership of shares owned by emancipated family members. Includes an aggregate of 44,189 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(9) Includes 80,899 shares owned jointly by Mr. Parisi and his wife. Mr. Parisi disclaims beneficial ownership of any shares owned by emancipated family members. Includes an aggregate of 44,189 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(10) Includes 6,957 shares owned by Mr. Schepisi's wife, and 18,313 shares owned by Homaro Co., a partnership which Mr. Schepisi manages but with regard to which he disclaims beneficial interest. Mr. Schepisi disclaims beneficial ownership of any shares owned by his wife or by any emancipated family members. Includes an aggregate of 44,189 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(11) Includes 365,477 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

Interest of Management and Others in Certain Transactions

         By Board policy, the Company does not extend credit to any director, officer, their affiliates or unemancipated family members.

         The firm of Schepisi & McLaughlin, Attorneys at Law, have acted as the Company's general counsel since April 1995. John A. Schepisi, the firm's Senior Partner, is Vice Chairman of the Company's Board. During 2000, the Company paid legal fees totaling $53,480 to Schepisi & McLaughlin.

         The Company's Blanket Bond insurance policy, as well as other policies, have been placed with various insurance carriers by the Otterstedt Agency of which the Company's Board Chairman, Joseph C. Parisi, is Chief Executive Officer. Gross insurance premiums in 2000 totaled $54,827.

         Residential appraisals on the Company's home equity lines of credit are conducted at the expense of the Company. Certain of those appraisals were conducted by Gerald A. Calabrese, Jr., a state-licensed appraiser, who is a Director of the Company. The cost of 2000 appraisals was $25,025.

Recommendation and Vote Required

         Nominees will be elected by a plurality of the shares voting at the Annual Meeting. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS NOMINEES FOR THE BOARD OF DIRECTORS.

                                PERFORMANCE GRAPH

         Set forth below is a graph and table comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against (1) the cumulative total return on the State Commercial Bank Peer Group Index and (2) the cumulative total return on the American Stock Exchange ("AMEX") Composite Index for the period commencing December 20, 1996, the date on which the Company commenced trading on the AMEX, and ending December 31, 2000.

                           [STOCK PERFORMANCE CHART]
                                [GRAPH OMITTED]



                               Fiscal Year Ending
                            12/20/1996     12/31/1996      12/31/1997     12/31/1998     12/31/1999      12/31/2000
                            ----------     ----------      ----------     ----------     ----------      ----------
Bridge View Bancorp         100.00         102.15          203.48         168.06         154.47           144.17

SNL Bank Index              100.00         101.20          169.87         153.38         139.37           131.67
((less than) 500M in
assets)(1)

AMEX Composite Index(2)     100.00         100.20          119.86         12063          153.54           157.17


---------------
(1) For the performance graph and table used in the Company's proxy statement for the 2000 Annual Meeting, the Company compared the performance of its Common Stock to the State Commercial Bank Peer Group Index. The State Commercial Bank Peer Group Index consists of all publicly traded banks and bank holding companies with a Standard Industrial Classification as a State Commercial Bank. With respect to the performance graph and table for use in this proxy statement for the 2001 Annual Meeting, the Company is using the SNL Bank Index ((less than) $500 million), which is comprised of publicly traded banks and bank holding companies with an asset size less than $500 million. The Company believes that a comparison with the SNL Bank Index, which is comprised of institutions similar in size to the Company, will give shareholders a more accurate representation of the Common Stock's relative performance than the State Commercial Bank Peer Index would. The cumulative total return of the State Commercial Bank Peer Index for the period from 12/20/1996 through 12/31/2000 is 220.33.

(2) The AMEX Composite Index is comprised of the common stocks or ADRs of all AMEX-listed companies, REITs, master limited partnerships, and closed end investment vehicles. In the proxy statement for the 2000 Annual Meeting, the Company compared the performance of its Common Stock to the AMEX Market Index. For the purposes of the performance graph and table for the year ended December 31, 2000, the Company decided to use the more widely available AMEX Composite Index. The cumulative total return of the AMEX Market Index for the period from 12/20/1996 through 12/31/2000 is 146.16.

                             EXECUTIVE COMPENSATION

              Personnel Committee Report on Executive Compensation

         The Company's compensation package for its executive officers consists of base salary, an annual bonus, annual discretionary stock option grants and various broad based employee benefits. The objective of the Company's executive compensation is to enhance the Company's long-term profitability by providing compensation that will attract and retain superior talent, reward performance and align the interests of the executive officers with the long term interests of the shareholders of the Company.

         Base salary levels for the Company's executive officers are competitively set relative to companies in peer businesses. The annual financial performance of the Company is one of the most important factors in reviewing base salaries and bonuses. In reviewing base salaries, the Personnel Committee also takes into account individual experience and performance.

         The Company's annual bonuses are intended to provide a direct cash incentive to executive officers and other key employees to maximize the Company's profitability. Financial performance is compared against budgets as well as peer businesses.

         Stock options are intended to encourage officers and other key employees to remain employed by the Company by providing them with a long term interest in the Company's overall performance as reflected by the performance of the market of the Company's Common Stock. In granting stock options, the Personnel Committee and the Stock Option Committee take into account prior stock option grants and consider the executive's level of compensation and past contributions to the Company.

         Albert F. Buzzetti was the Company's President and Chief Executive Officer for 2000. Mr. Buzzetti's base salary is set competitively relative to other chief executive officers in financial service companies in the Company's market area. In determining Mr. Buzzetti's base salary as well as annual bonus, the Committee reviewed independent compensation data and the Company's performance as compared against budgets and peer businesses. As with the Company's other executive officers, Mr. Buzzetti's total compensation involves certain subjective judgments and is not based solely upon any specific objective criteria or weighting.

       Jeremiah F. O'Connor, Jr.      Albert F. Buzzetti (ex officio)
       Gerald A. Calabrese, Jr.       Joseph C. Parisi (ex officio)
       Glenn L. Creamer               John A. Schepisi (ex officio)

Compensation Committee Interlocks And Insider Participation

         The members of the Personnel Committee of the Board of Directors of the Company for the fiscal year ended December 31, 2000 were Jeremiah F. O'Connor, Jr. (Chairman), Gerald A. Calabrese, Jr., Glenn L. Creamer, Albert F. Buzzetti (ex officio), Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio). Mr. Buzzetti is the only member of the Personnel Committee who is also an officer or employee of the Company.

         Mr. Schepisi is a partner in the law firm of Schepisi & McLaughlin, Attorneys at Law, who have acted as the Company's general counsel since April 1995. During 2000, the Company paid legal fees totaling $53,480 to Schepisi & McLaughlin.

         Mr. Parisi is Chief Executive Officer of the Otterstedt Agency, an insurance agency through which the Company's Blanket Bond insurance policy as well as other policies have been placed with various insurance carriers. Gross insurance premiums in 2000 totaled $54,827.

         Mr. Calabrese, a state-licensed appraiser, has conducted appraisals related to the Company's home equity lines of credit at the expense of the Company. The cost of 2000 appraisals was $25,025.

Information with respect to Executive Officers

         The following table sets forth the names of the Company's executive officers not serving on the Board and whose individual remuneration exceeded $100,000 for the last fiscal year, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became an officer of the Company or the Bank.


-------------------------------------------------- ------------------------------------ ------------------------------
Name and Address of                                Principal Occupation for Past Five   Officer Since (2)
Executive Officer (1)                              Years
-------------------------------------------------- ------------------------------------ ------------------------------
Thomas W. Thomasma, 48, Senior Vice President      Senior Vice President and Chief      1994
and Chief Lending Officer                          Lending Officer of the Company
-------------------------------------------------- ------------------------------------ ------------------------------


---------------
(1) The address for Mr. Thomasma is c/o Bridge View Bancorp, 457 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

(2)     Includes prior service as an officer of the Bank.


Executive Compensation and All Other Compensation

         The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four most highly compensated executive officers whose individual remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                         Cash and Cash Equivalent Forms
                                 of Remuneration



========================= ========================================== ==================================== =======================
                                  Annual Compensation                      Long Term Awards                    Long Term Payouts
Name and Principal        ------- ----------- ---------- ----------- ------------------- ---------------- -----------------------
Position                                                                 Securities
                          Year      Salary      Bonus      Other         Underlying       LTIP Payouts    All Other Compensation
                                     ($)         ($)       Annual       Options/SARs           (2)                 ($)
                                                           ($)(1)           (#)
------------------------- ------- ----------- ---------- ----------- ------------------- ---------------- -----------------------
Albert F. Buzzetti,        2000    $190,000    $35,000    $12,035            0                None                  0
President and CEO          1999    $180,000    $25,000    $12,035            0                None                  0
                           1998    $170,000    $25,000    $12,210          10,000             None                  0
---------------------------------------------------------------------------------------------------------------------------------
Thomas W. Thomasma,        2000    $112,000       0        $2,700            0                None                  0
Senior Vice President      1999    $106,000       0        $2,700            0                None                  0
                           1998    $101,000       0        $2,700          1,000              None                  0
=================================================================================================================================

---------------
(1) Other annual compensation includes the estimated personal benefit of use of Company-leased automobiles or automobile allowances. Other annual compensation with respect to Mr. Buzzetti includes the cost of a life insurance policy, the beneficiary of which is designated by Mr. Buzzetti.

(2) For fiscal year 2000, 1999 and 1998, the Company had no long-term incentive plans in existence, and therefore made no payouts for awards under such plans.

Employee Stock Option Plan. The Company maintains the 1994 Employee Stock Option Plan (the "Employee Plan"). Under the Employee Plan, 132,886 shares of Common Stock have been reserved for issuance. Employees of the Company, the Bank and any subsidiaries which the Company may incorporate or acquire are eligible to participate in the Employee Plan. The Stock Option Committee manages the Employee Plan and approves participants from the eligible employees. No option granted under the Employee Plan may be exercised more than 10 years after the date of its grant. The purchase price for shares of Common Stock subject to options under the Plan may not be less than 100% of the fair market value on the date such option is granted.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No options were granted to Executive Officers during fiscal 2000.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 2000:


------------------------------- ----------------------------------- ---------------------------- ------------------------------
                                                                                                     Value of Unexercised In-
                                 Shares Acquired on Exercise (#)       Number of Securities          the-Money Options/SARs
                                                                      Underlying Unexercised                at FY-End
             Name               -----------------------------------   Options/SARs at FY-End     ------------------------------
                                     Value              (#)                                          ($) (1) Excercisable/
                                   Realized $      Excercisable/                                        Unexercisable
                                   ----------      Unexercisable                                        -------------
                                                   -------------
------------------------------- ----------------- ----------------- ---------------------------- ------------------------------
Albert F. Buzzetti (2)                 0                 0                  59,670 (4)                   $ 479,867 (6)
-------------------------------------------------------------------------------------------------------------------------------
Thomas W. Thomasma (3)                 0                 0                   1,830 (5)                    $ 6,749 (7)
------------------------------- ----------------- ----------------- ---------------------------- ------------------------------

---------------

(1) Value based on actual closing per share sales price of the Company's Common Stock of $14.00 on December 31, 2000.

(2)      Subsequent to year-end, Albert F. Buzzetti exercised 9,724 Options at
         $4.73.

(3)      Subsequent to year-end, Thomas W. Thomasma exercised 728 Options at
         $4.73.

(4)      Of these, 11,025 Options were not in-the-money on December 31, 2000.

(5)      Of these, 1,102 Options were not in-the-money on December 31, 2000.

(6) Includes 13,396 Options exercisable at $3.79, 25,525 Options exercisable at $4.09 and 9,724 Options exercisable at $4.73.

(7)      Includes 728 Options exercisable at $4.73.


                          SUMMARY OF PROPOSALS 2 AND 3

         The Board of Directors has approved for submission to shareholders of the Company the 2001 Employee Plan and the 2001 Directors' Plan. Under these plans, Options may be granted to employees and non-employee Directors of the Company. The Board has approved both of these plans because it believes members of the management of the Company should have an equity interest in the Company, to ensure that the interests of management are closely aligned with those of the shareholders of the Company. In addition, the Board believes that equity based compensation is an important recruitment and retention tool both for executive officers and members of the Board of Directors. Although the Company has several stock option plans currently in place, all available options under these plans have been granted and therefore no new options may be granted to new or existing management. The Board therefore believes that it is appropriate and in the best interest of the shareholders that the Company adopt new option plans to provide the Board with flexibility in attracting new management and rewarding existing management for the Company's performance.

                PROPOSAL 2 - APPROVAL OF THE BRIDGE VIEW BANCORP
                         2001 EMPLOYEE STOCK OPTION PLAN

         The Board of Directors has approved for submission to the shareholders the 2001 Employee Plan, set forth as Exhibit B to this proxy statement.

Administration

         The 2001 Employee Plan will be administered by the Board of Directors, which will have power to designate the optionees and determine the number of shares subject to each option, the date of grant and the terms and conditions governing the options, including any vesting schedule. In addition, the Board is charged with the responsibility of interpreting the 2001 Employee Plan and making all administrative determinations thereunder. All options granted under the 2001 Employee Plan will be incentive stock options ("ISO") under the Internal Revenue Code of 1986 (the "Code").

Eligibility

         Employees and officers, including officers that are also directors of the Company, or any parent, subsidiary or affiliate of the Company are eligible to receive options under the 2001 Employee Plan. No option granted under the 2001 Employee Plan shall become exercisable until the employee has served as an employee of the Company for five years, subject to the terms of the plan.

Shares Subject to the Plan

         The 2001 Employee Plan authorizes the Company to issue 129,027 shares of the Company's Common Stock pursuant to options. Under the 2001 Employee Plan, the number and price of shares available for stock options and the number of shares covered by stock options will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the Common Stock.

Term

         Options granted under the 2001 Employee Plan will have terms of ten
(10) years, subject to earlier termination of the options as provided by the plan.

Exercise Price

         Options granted under the 2001 Employee Plan are to be granted at an exercise price of not less than 100% of the fair market value of the Company's Common Stock purchasable upon exercise of the option on the date of the grant of the option. However, if the optionee owns stock possessing more than 10% of the total combined voting power of all classes of the Company's Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each option shall not be less than 110% of the fair market value of the Common Stock on the date of grant or the par value of the common stock, whichever is greater. Fair market value is to be determined by the Board of Directors in good faith. Shares acquired pursuant to the exercise of an option granted under the 2001 Employee Plan are payable in full at the time of exercise.

Tax Consequences

         The options granted under the 2001 Employee Plan should be considered as having no readily ascertainable fair market value at the time of grant because the options are not tradeable on an established market. For federal income tax purposes, no taxable income results to the optionee of the grant of an ISO or upon the issuance of shares to the optionee upon the exercise of the option. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an ISO.

         If shares acquired upon the exercise of an ISO are not disposed of either within the two-year period following the date the option is granted or within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite holding periods, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as capital gain.

Recommendation and Vote Required for Approval

         The Board of Directors has unanimously approved the 2001 Employee Plan. The Board believes that the 2001 Employee Plan is in the best interests of the shareholders and recommends it for shareholder approval. Under the New Jersey Business Corporation Act, adoption of the Employee Option Plan by the Company requires the vote of the majority of votes cast at the Annual Meeting. The Board of Directors unanimously recommends that you vote "FOR" the Bridge View Bancorp 2001 Employee Stock Option Plan.

                PROPOSAL 3 - APPROVAL OF THE BRIDGE VIEW BANCORP
                2001 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

         The Board of Directors has approved for submission to the shareholders the 2001 Directors' Plan set forth as Exhibit C to this Proxy Statement.

Administration

         The 2001 Directors' Plan will be administered by the Company's Board of Directors, which will have power to designate the optionees and to determine the number of shares subject to each option, the date of grant and the terms and conditions governing the option, including any vesting schedule. In addition, the Board is charged with the responsibility of interpreting the 2001 Directors' Plan and making all administrative determinations thereunder. The options granted under the 2001 Directors' Plan will be non-statutory stock options under the Code.

Eligibility

         All directors who are not employees of the Company are eligible to receive options under the 2001 Directors' Plan. No option granted under the 2001 Directors' Plan shall be excercisable until the non-employee director has served on the Board of Directors of the Company for five years, subject to the terms of the plan.

Shares Subject to the Plan

         The 2001 Directors' Plan authorizes the Company to issue 129,027 shares of the Common Stock pursuant to options. The 2001 Directors' Plan provides that the number and price of shares available for stock options and the number of shares covered by outstanding stock options shall be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the Common Stock.

Term

         Options granted under the 2001 Directors' Plan will have terms of ten years, subject to earlier termination of the options as provided in the 2001 Directors' Plan.

Exercise Price

         The 2001 Directors' Plan provides that options are to be granted at an exercise price equal to 100% of the fair market value of the Common Stock purchasable upon exercise of the option on the date of the grant of the option. Fair market value is to be determined by the Board of Directors in good faith. The purchase price for shares acquired pursuant to the exercise of any option is payable in full at the time of exercise.

Tax Consequences

         The options granted under the 2001 Directors' Plan will be treated as non-statutory options for federal income tax purposes. The grant of a non-statutory option which has no readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The options granted under the 2001 Directors' Plan should be considered as having no readily ascertainable fair market value at the time of grant because they are not tradeable on an established market.

         The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

Recommendation and Vote Required for Approval

         The Board has unanimously approved the 2001 Directors' Plan and believes that it is in the best interests of the shareholders and recommends that the shareholders approve the 2001 Directors' Plan. Under the New Jersey Business Corporation Act, adoption of the 2001 Directors' Plan by the Company requires the vote of the majority of votes cast at the Annual Meeting. The Board of Directors unanimously recommends that you vote "FOR" the Bridge View Bancorp 2001 Stock Option Plan for Non-Employee Directors.

                              INDEPENDENT AUDITORS

         The Company's independent auditor for the fiscal year ended December 31, 2000 was KPMG, LLP. The Company's Board of Directors has appointed KPMG, LLP to continue as independent auditor for the Bank and the Company for the year ending December 31, 2001. KPMG, LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

Audit Fees

         The Company was billed the aggregate amount of $61,500 for fiscal year 2000 for professional services rendered by KPMG, LLP for audit of the Company's annual financial statements for 2000 and review of the financial statements included in the Company's forms 10-Q during 2000. The Company did not retain KPMG, LLP to provide any non-audit services during 2000.

Financial Information System Design and Implemental Fees

         The Company was not billed any amount for professional services related to financial information system design and implementation by KPMG, LLP during 2000.

All Other Fees

         Other than the fees set forth above under Audit Fees and Financial Information System Design and Implementation Fees, the Company was not billed for any services by KPMG, LLP for fiscal year 2000.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 2000, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders to be included in the Company's 2002 proxy material must be received by the Secretary of the Company no later than December 31, 2001.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                            BRIDGE VIEW BANK/BANCORP
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                     Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in meeting its oversight responsibilities.

                           Duties and Responsibilities

 1. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.
 2. Monitor the independence and performance of the Company's independent auditors and of its outsourced internal auditors.
 3. Provide an avenue of communication among the independent auditors, management, outsourced internal auditors and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and has direct access to the independent auditors as well as any person in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

                            Composition and Meetings

Audit Committee members shall meet the requirements of the American Stock Exchange. The Audit Committee shall be comprised of three or more Directors, as determined by the Board, each of whom shall be independent, non-executive Directors, free from any relationship that would interfere with the exercise of his/her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements and at least one member of the Committee shall have accounting or related financial management experience. Audit Committee members shall be appointed by the Board of Directors as a whole, which will also designate an Audit Committee Chair.

The Committee shall meet at least four times annually or more frequently, as circumstances dictate. The Audit Committee Chair shall prepare an agenda in advance of each meeting. The Committee should meet privately in Executive Session at least annually with Management, independent auditors, outsourced internal auditors and as a committee to discuss any matters that the Committee or any of these groups believe should be discussed. In addition, the Committee or at least its Chairperson should communicate with Management and if necessary, the independent auditor's quarterly, to review significant findings, if any, based upon the auditor's review procedures.

                                Review Procedures

1. Review and reassess the adequacy of this charter annually; submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's audited annual financial statements prior to filing or distribution. Reviews should include discussion with Management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with Management, the independent auditors and internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures, if any, and the steps Management has taken to monitor control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditors together with Management's responses.

4. Review with Management and independent auditors, if necessary, the Company's quarterly financial results. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this discussion.

                              Independent Auditors

The independent auditors are accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment or discharge of those auditors as appropriate.

1. The Committee shall approve the compensation of the independent auditors and review and discuss any significant relationships that the auditors have with the Company that could impair the auditor's independence.
2. The Committee shall, annually, review the auditor's audit plan, its scope, staffing, reliance upon Management and audit approach.
3. Prior to filing the annual report, the Committee shall discuss the results of the audit with the auditors and discuss any matters that are required to be communicated to the Committee in accordance with AICPA SAS 61.
4. The Committee will also consider the independent auditor's judgment regarding the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                                 Internal Audit

At Bridge View Bank, the internal audit function is outsourced.

1. The Committee shall review the annual engagement of the internal auditors, their audit schedule, scope and procedures as well as fees in order to decide upon re-engagement or replacement.
2. The Committee shall regularly review internal audit reports as well as corrective action taken, when necessary, by Management, which should be outlined in Management responses. The Company's legal counsel will notify the Audit Committee of any legal matters which could have a significant impact on the Company's financial statements, its compliance with applicable law and regulations, and inquiries received from regulators or governmental agencies, should any such matters exist.

                             Other Responsibilities

1. Annually prepare a report to shareholders as required by the Securities and Exchange Commission, which report should be included in the Company's annual Proxy Statement.
2. Perform any other activities consistent with this charter, the Company's by-laws and governing law as the Committee or the Board deems appropriate.
3. Maintain minutes of meetings and periodically report to the Board on significant results of its activities.

                                    EXHIBIT B

                         2001 EMPLOYEE STOCK OPTION PLAN

                               BRIDGE VIEW BANCORP

                         2001 EMPLOYEE STOCK OPTION PLAN

Section 1.  Purpose

         The Bridge View Bancorp 2001 Employee Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of Bridge View Bancorp (the "Company") and its shareholders by providing officers and employees (including employees who are also members of the Board of Directors) of the Company and its affiliates with an equity interest in the Company. The Plan will assist the Company in attracting and retaining the highest quality of experienced persons as officers and employees and in aligning the interests of such persons more closely with the interests of the Company's shareholders by encouraging such parties to maintain an equity interest in the Company.

Section 2.  Definitions

         Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

         "Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         "Company" means Bridge View Bancorp and any present or future subsidiary corporations of Bridge View Bancorp (as defined in Section 424 of the Code) or any successor to such corporations.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Common Stock" or "Stock" means the common stock, no par value per share, of the Company.

         "Disability" shall mean a permanent disability which qualifies as total disability under the terms of the Bank's Long-Term Disability Plans; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(c)(6) of the Code.

         "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time; provided, however, so long as the shares of Common Stock are last sale reported securities, then the "fair market value" of such shares on any date shall be the closing price reported in the consolidated reporting system on the business day immediately preceding the date in question as reported on the American Stock Exchange.

         "Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

         "Option" means an Incentive Stock Option.

         "Participant" means an employee of the Company selected by the Board to receive an Option under the Plan.

         "Plan" means the Bridge View Bancorp 2001 Employee Stock Option Plan.

         "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Company.

Section 3.  Administration

         (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof, subject to the requirements of this Plan.

         (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan; provided, however, that the Board shall have no authority to take any step which would cause the Plan to fail to comply with Rule 16b-3 under the Act or any successor or replacement regulation or which would cause any option to fail to qualify as an Incentive Stock Option under the code. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

         (c) The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

Section 4.  Eligibility and Participation

         Officers and employees, including officers who are also members of the Board, of the Company shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant.

Section 5.  Shares of Stock Available for Options

         (a) The maximum number of shares of Common Stock which may be issued and purchased pursuant to Options granted under the Plan is 128,567, subject to the adjustments as provided in Section 5 and Section 8, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent grant under Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) In the event that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with

Section 422 of the Code with regard to any Incentive Stock Options granted hereunder or with Rule 16b-3 under the Act. No fractional Shares shall be issued on account of any such adjustment.

         (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

         Section 6.  Incentive Stock Options

         6.1      Grant of Incentive Stock Options.

         The Board may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon payment of the full purchase price.

         (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option first becomes exercisable) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 6.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option, and shall remain in full force and effect.

         (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Company (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant.

         (d) Termination of Employment. Except as provided in Section 6.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

         Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries of the Participant for one year following the date of the participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (e) Transferability. No Incentive Stock Option granted under the Plan shall be assignable or transferable by a Participant, except pursuant to the laws of descent and distribution, and any attempted disposition of an Incentive Stock Option shall be void and of no effect.

         (f) Compliance with Code. The options granted under this Section 6 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it will be entitled in such event under the Code.

         (g) Exercisability. No Option granted hereunder shall become exercisable until the employee has served as an employee of the Company for five
(5) years. In determining whether such requirement has been satisfied, the employee's service to the Company prior to the grant of Options hereunder shall be given full credit (i.e., for any employee who has been an employee of the Company for five (5) years prior to the grant of an Option hereunder, such Options shall be immediately exercisable).

Section 7.  Extension

         The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

Section 8.  General Provisions Applicable to Options

         (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

         (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

         (c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Company in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board will provide for any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between
(A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

         (d) The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board's sole discretion, a Participant may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         (e) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

                  (i) a transfer to the employment of the Company from a subsidiary or from the Company to a subsidiary, or from one subsidiary to another, or

                  (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

         (f) The Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and further provided that no amendment increasing the number of shares subject to the Plan, decreasing the exercise price for any option provided for under the Plan or a change in the parties eligible to participate in the Plan may be effectuated without the approval of the shareholders of the Company; further provided, however, that the Board shall not adopt any such amendment or modification if such amendment or modification shall cause the Plan to fail to comply with Rule 16b-3 under the Act or any successor or replacement regulation.

Section 9.  Miscellaneous

         (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Company's Board. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

         (b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements.

         (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non-cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

         (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

         (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

         (f) This Plan shall become effective upon its approval by the holders of a majority of the Common Stock of the Company voting on approval of the Plan. Prior to such approval, Options may be granted under the Plan expressly subject to such approval.

         (g) Options may not be granted under the Plan more than ten (10) years after approval of the Plan by the Company's Shareholders, but then outstanding Options may extend beyond such date.

         (h) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

                                    EXHIBIT C

                2001 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                               BRIDGE VIEW BANCORP

                             2001 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

SECTION 1. Purpose

         The Bridge View Bancorp 2001 Stock Option Plan For Non-Employee Directors (the "Plan") is hereby established to foster and promote the long-term success of Bridge View Bancorp (the "Company") and its shareholders by providing directors who are not employees with an equity interest in the Company. The Plan will assist the Company in attracting and retaining the highest quality of experienced persons as directors and in aligning the interests of non-employee directors of the Company more closely with the interests of the Company's shareholders.

SECTION 2.  Definitions

         Capitalized terms not specifically defined elsewhere herein shall have the following meanings:

         "Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         "Board" shall mean the Board of Directors of the Company.

         "Cause" shall mean a Non-Employee Director (i) being convicted of a crime, other than a traffic violation, (ii) being the subject of a final, non-appealable order by any regulatory agency involving a breach of duty owed to the Company by such Non-Employee Director, or (iii) habitual abuse of alcohol or drugs.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Common Stock" or "Stock" shall mean the common stock, no par value per share, of the Company.

         "Company" shall mean Bridge View Bancorp and any present or future subsidiary corporations of Bridge View Bancorp (as defined in Section 424 of the Code) or any successor to such corporations.

         "Disability" shall mean permanent and total disability which if the Non-Employee Director were an employee of the Company would be treated as a total disability under the terms of the Company's long-term disability plan for employees as in effect from time to time.

         "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time; provided, however, so long as the shares of Common Stock are last sale reported securities, then the "fair market value" of such shares on any date shall be the closing price reported in the consolidated reporting system on the business day immediately preceding the date in question as reported on the American Stock Exchange.

         "Non-Employee Director" shall mean a member of the Board who is not a common law employee of the Company.

         "Plan" shall mean the Bridge View Bancorp 2001 Stock Option Plan for Non-Employee Directors.

         "Stock Option" or "Option" shall mean a right to purchase Common Stock of the Company granted to a Non-Employee Director pursuant to the Plan which is not intended to be an incentive stock option under Section 422 of the Code.

SECTION  3.       Administration


         (a) The Plan shall be administered by the Board of Directors. Among other things, the Board of Directors shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted and to determine the terms and conditions of any Option granted hereunder, including whether to impose any vesting period, and the exercise price thereof, subject to the requirements of this Plan.

         (b) Subject to the other provisions of the Plan, the Board of Directors shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

         (c) The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

SECTION 4.  Eligibility and Participation

         Members of the Board of Directors of the Corporation who are not common law employees of the Corporation shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board of Directors, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant.

SECTION 5.  Common Stock Subject to Plan

         (a) The maximum number of shares of Common Stock that may be made subject to Stock Options granted pursuant to the Plan is 128,567, subject to adjustments pursuant to Section 9. The Company shall reserve such number of shares of Common Stock for the purposes of the Plan, out of its authorized but unissued Common Stock or out of Common Stock held in the Company's treasury, or partly out of each, as shall be determined by the Board. No fractional shares of Common Stock shall be issued with respect to Stock Options granted under the Plan.

         (b) If any Stock Option in respect of shares of Common Stock expires or is canceled without having been fully exercised, the number of shares subject to such Stock Option but as to which such Stock Option was not exercised prior to its expiration or cancellation may again be available for the grant of Stock Options under the Plan.

SECTION 6.  Grant of Stock Options

         (a) The Board shall have authority, subject to the terms of this Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine the terms and conditions of any Option granted hereunder, including whether to impose any vesting period, and the exercise price thereof, subject to the requirements of this Plan. All Stock Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Code.

         (b) The grant of any Stock Option shall be evidenced by a written agreement which shall state the number of shares of Common Stock that are subject to the Stock Option, the exercise price, the term of the Stock Option, and other terms, as the Board may deem appropriate, that are not inconsistent with requirements of this Plan.

SECTION 7.  Terms and Conditions

         (a) The purchase price of the shares of Common Stock subject to each Stock Option shall be 100% of the Fair Market Value of such Common Stock

         (b) In the event a Non-Employee Director's membership on the Board ceases by reason of his Disability or death, all Stock Options then held by such Non-Employee Director shall immediately become exercisable and may remain exercisable until the expiration of their original term or for one (1) year following his cessation of Board membership, whichever period is shorter.

         (c) In the event a Non-Employee Director's membership on the Board ceases for Cause, all Stock Options then held by such Non-Employee Director, whether or not exercisable, shall immediately terminate.

         (d) In the event a Non-Employee Director's membership on the Board ceases for any reason other than death, Disability or Cause, all Stock Options then held and exercisable by such Non-Employee Director will remain exercisable for their original term or for a period of three (3) months from the cessation of Board membership, whichever period is shorter.

         (e) If a Non-Employee Director becomes an employee of the Company or any of its subsidiaries, the Non-Employee Director shall be treated as continuing in service for purposes of this Plan, but shall not be eligible to receive future grants hereunder while an employee. If the Non-Employee Director's service as an employee terminates without his again becoming a Non-Employee Director, the provisions of this Section 7 shall apply as if such termination of employment were the termination of the Non-Employee Director's membership on the Board.

         (f) No Option granted hereunder shall become exercisable until a Non-Employee Director has served on the Board of Directors of the Company for five (5) years, at which time all such Options shall immediately become exercisable. In determining whether such service requirement has been satisfied, the service of a Non-Employee Director on the Board of Directors of the Company prior to a grant of an Option hereunder shall be given full credit (i.e., for a Non-Employee Director who has served five (5) or more years on the Board of Directors of the Company prior to the grant of the Stock Option hereunder, such Option shall be immediately exercisable upon grant).

         (g) Except as otherwise provided in this Section 7, no Stock Option granted under the Plan shall be assignable or transferable by the Non-Employee Director, and any attempt to disposition thereof shall be null and void and of no effect. Nothing contained in this Section 7 shall prevent transfers of Stock Options to members of the immediate family of the Non-Employee Director, or any trust or benefit plan established for the benefit of such immediate family member of a Non-Employee Director, nor shall anything in this Section 7 prevent transfers by will or by the applicable laws of descent and distribution. For purposes of this Section, "Immediate Family" shall mean a Non-Employee Director's spouse, parents or offspring.

SECTION 8.  Exercise of Option

         (a) Any Stock Option may be exercised in whole or in part at any time subsequent to such Stock Option becoming exercisable, during the term of such Stock Option; provided, however, that each partial exercise shall be for whole shares of Common Stock only.

         (b) Options may be exercised by written notice of exercise accompanied by payment of the exercise price in full for the purchased shares of Common Stock, along with any amounts which the Company is required to withhold under federal, state or local law, in cash or by certified or cashier's check payable to the Company.

         (c) In the event that the Stock Option or portion thereof shall be exercised pursuant to Section 7 by any person or persons other than the Non-Employee Director, appropriate proof shall be provided of the right of such person or persons to exercise the Stock Option or portion thereof.

SECTION 9.  Capital Adjustments and Corporate Reorganizations

         (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, split up, spin-off, combination, exchange of shares, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are increased or deceased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall automatically be made in (x) the maximum number and kind of shares of Common Stock reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to the outstanding Options under the Plan, and (z) the purchase price for each share of Common Stock subject to any then outstanding Options under the Plan, without changing the aggregate purchase price (except for any change resulting from rounding off of share quantities or price) as to which such Options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustment.

         (b) In the event of a consolidation, merger, reorganization or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively an "Extraordinary Event"), the following rules shall apply: (i) upon the announcement of a proposed Extraordinary Event, all outstanding Stock Options shall immediately become exercisable, whether or not previously vested under Section 7(f), (ii) holders of Options shall continue to have the right to exercise their unexercised but currently exercisable Options on or before the day before the date of consummation of the Extraordinary Event,
(iii) if any Option holders shall not have exercised their Options on or before the date of such consummation and if, under the terms of the Extraordinary Event holders of the Common Stock of the Company will receive upon consummation thereof payment in cash, securities or other property (the "Event Payment") for each share surrendered in the Extraordinary Event (the "Event Price"), then an Event Payment equal to the difference between (A) the Event Price times the number of shares of Common Stock subject to each Non-Employee Director's outstanding Options (to the extent then exercisable at prices not in excess of the Event Price) and (B) the aggregate exercise price of all such outstanding Options shall be made to each Non-Employee Director in exchange for the termination of such Options, (iv) notwithstanding the foregoing provisions of clause (iii), if the Extraordinary Event involves an exchange by the acquiring party solely of its voting securities in a reorganization pursuant to which holders of the Company's Common Stock will not recognize gain or loss on the exchange of such securities until such holders dispose of the new voting securities acquired in such exchange, then the acquiring party shall have the right to provide that such Options shall be assumed, or equivalent options shall be substituted by the acquiring or succeeding corporation (or an affiliate thereof); provided that the Non-Employee Director shall not, as a result of such provision, be required to recognize gain or loss on the exchange of Options, and
(v) in the unlikely event any Options shall remain outstanding after giving effect to the foregoing provisions such Options shall terminate on the date the Extraordinary Event is consummated.

SECTION 10.  General Provisions Applicable to Options

         To the extent permitted by applicable law, upon the issuance of shares of Common Stock in respect of an Option exercised by a Non-Employee Director, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Non-Employee Director's federal and state withholding tax obligations, to the extent applicable. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. To the extent such reduction is not permitted under law, such Non-Employee Director shall be required to pay all applicable taxes. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Non-Employee Director.

SECTION 11.  Other Provisions

         (a) The validity, interpretation and administration of the Plan and any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of New Jersey, to the extent such state laws are not preempted by any laws of the United States.

         (b) As used herein, the masculine gender shall include the feminine gender.

         (c) The headings in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

         (d) All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any Non-Employee Director at the address contained in the records of the Company, or to the Company at its principal office.

         (e) Nothing in this Plan or in any Stock Option granted hereunder shall confer upon any Non-Employee Director any right to continue to serve as a director of the Company or shall interfere with or restrict in any way the right, which right is hereby expressly reserved, to remove any Non-Employee Director as a director in accordance with the by-laws and certificate of incorporation of the Company and applicable law.

         (f) The obligation of the Company to sell or deliver shares of Common Stock with respect to Stock Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

         (g) All expenses and costs incurred in connection with the operation of the Plan shall be borne by the Company.

         (h) The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company to establish, alter or terminate any other forms of incentives, benefits or compensation for directors of the Company, including, without limitation, conditioning the right to receive other incentives, benefits or compensation on a director not participating in this Plan; or to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of stock options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock, or assets of any corporation, firm or association.

         (i) Holders of Stock Options under the Plan shall have no rights as shareholders of the Company unless and until certificates for shares of Common Stock of Common Stock are registered in their names in satisfaction of a properly exercised Stock Option.

         (j) The terms of the Plan shall be binding upon the Company, the Non-Employee Directors and their successors and assigns.

SECTION 12.       Amendment or Termination of the Plan

         The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall affect the rights of any holder of any outstanding Stock Option and further provided that no amendment may increase the number of shares subject to this Plan, change the exercise price for any option as provided under Section 7(a) hereof, or expand the parties eligible to participate in the Plan without shareholder approval, and no amendment may cause the Plan to fail to comply with the provisions of Rule 16b-3 under the Act, or any successor or replacement regulation.

SECTION 13.  Effective Date and Term of the Plan

          This Plan shall become effective upon its approval by the holders of a majority of the Common Stock of the Company voting on the approval of the Plan. Prior to such approval, Options granted under the Plan are expressly subject to such approval. Options may not be granted under the Plan after the tenth anniversary of the day before such shareholder approval.

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                              BRIDGE VIEW BANCORP

                                  May 17, 2001



Please Detach and Mail in the Envelope Provided

A  /X/  Please mark your
        votes as in this
        example.

                        VOTE FOR             AUTHORITY TO
                        all nominees         VOTE WITHHELD
                        listed at right      for all nominees

(1) Election of the
    directors to           / /                   / /
    serve for the
    ensuing 3 year term and until their successors are elected and qualified.

(To withhold authority to vote for any of the nominees listed at right, print the name of the nominee(s) on the line below).

Nominees:       Albert F. Buzzetti
                Gerald A. Calabrese, Jr.
                Glenn L. Creamer

                                                    FOR      AGAINST   ABSTAIN
(2)  Approval of the Bridge View Bancorp 2001       / /        / /       / /
     Employee Stock Option Plan

(3)  Approve of the Bridge View Bancorp 2001       / /        / /       / /
     Stock Option Plan for Non-Employee
     Directors

(4) In the discretion of such proxies, upon all other matters which may properly come before the annual meeting or any adjournments thereof.

    THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INTENT OF THE PROXIES AS SET FORTH IN THE PROXY STATEMENT UNLESS DIRECTIONS TO THE CONTRARY ARE INDICATED ABOVE.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith, each dated April 16, 2001 .

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature ______________________ Signature _______________ Dated: _______, 2001

NOTE:   Please sign proxy as your name appears hereon.

                              BRIDGE VIEW BANCORP
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 17, 2001

         The undersigned hereby appoints Joseph C. Parisi and John A. Schepisi, and each of them, as proxies, with full power of substitution, to vote the shares of Common Stock of Bridge View Bancorp (the "Company"), the holding company for Bridge View Bank (the "Bank"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 17, 2001 at 3:00 p.m. at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey 07631, and at adjournments thereof.

         (To be Signed on Reverse side)

                                                                     SEE REVERSE
                                                                        SIDE